SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2013

ProAssurance Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office)	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 8.01 Other Events

On May 23, 2013, ProAssurance filed with the Securities and Exchange Commission an Automatic Shelf Registration Statement on Form S-3 (File No. 333-188786) (the “Registration Statement”) to register an undesignated amount of common stock, preferred stock and debt securities. We are filing two exhibits that are required to be filed as part of the Registration Statement, namely: (i) the legal opinion as to the legality of the securities registered pursuant to the Registration Statement as described in Item 601(b)(5) of Regulation S-K; and (ii) the statement regarding computation of the ratio of earnings to fixed charges described in Item 601(b)(12) of Regulation S-K. These exhibits are incorporated by reference as exhibits 5.1 and 12.1, respectively, to the Registration Statement.

Item 9.01

The following are filed as exhibits to this report:

5.1	Opinion of Burr & Forman LLP as to the legality of the Securities registered pursuant to the Registration Statement (incorporated as Exhibit 5.1 to the Registration Statement);

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges (incorporated as Exhibit 12.1 to the Registration Statement).

[Signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2013

PROASSURANCE CORPORATION

By:	/s/ Frank B. O’Neil
Frank B. O’Neil
Senior Vice President

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